October 21, 2015 Third Quarter 2015 Investor Presentation EXHIBIT 99.3

2 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from the Company-LegacyTexas Group, Inc. merger (the “Merger”) might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. THIRD QUARTER 2015

3 Today’s presenters THIRD QUARTER 2015 Kevin Hanigan President and Chief Executive Officer • CEO and President of LegacyTexas Financial Group, Inc. • Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010 • Former Chairman and Chief Executive Officer of Guaranty Bank in 2009 • 34+ years of Texas banking experience Mays Davenport Executive Vice President, Chief Financial Officer • Former Executive Vice President at LegacyTexas Bank • Senior management experience for retail branch, treasury management, human resources, marketing, mortgage, and wealth advisory functions • Certified Public Accountant, former national accounting and tax advisory firm experience • 22+ years of Texas banking experience

4 LegacyTexas A complete transformation into a commercial bank 2010Q3 2015Q3 Company name Charter Savings & Loan Holding Company Bank Holding Company Market capitalization ($mm) $322 $1,452 ROAA 0.76% 1.10% Net interest margin 2.81% 4.00% Efficiency ratio 67.76% 51.89% Total assets ($bn) $3.0 $6.9 Total loans HFI ($bn)1 $1.1 $4.7 % C&I 3.3% 30.7% THIRD QUARTER 2015 – FRANCHISE HIGHLIGHTS Source: Company Documents Note: Market and financial data for 2010 and 2015 are as of September 30, 2010 and September 30, 2015, respectively 1 Excludes Warehouse Purchase Program loans

THIRD QUARTER 2015 – FRANCHISE HIGHLIGHTS

Key franchise highlights

Franchise	*One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans* • #1 market share in affluent Collin County among independent banks, #2 overall in Collin County • #3 deposit market share among Dallas-based banks in Dallas-Fort Worth
Profitability	*Robust loan and deposit growth with disciplined expense management* • Return on average assets of 1.1%, quarterly basic EPS of $0.39 • Healthy loan growth for Q3 2015 with 34.3% year-over-year growth[1] • Efficiency ratio of 51.9% with further positive operating leverage expected
Asset quality	*Growth balanced with disciplined underwriting and risk management resulting in strong asset quality* • NPAs / loans + OREO: 1.51% [2] • NCOs / average loans: 0.18% [2]
Capital	*Capital ratios remain strong; provides dry powder for organic growth* • TCE / TA[3]: 9.1% • Estimated Tier 1 common risk-based capital[4]: 9.97%

Source: Company Documents

[1] Excludes Warehouse Purchase Program and loans acquired through merger with LegacyTexas Group, Inc.

[2] Excludes Warehouse Purchase Program loans

[3] See the section labeled "Supplemental Information- Non-GAAP Financial Measures"

[4] Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve

LegacyTexas FINANCIAL GROUP, INC.

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THIRD QUARTER 2015 – **FRANCHISE HIGHLIGHTS**

A Legacy united

Leading market position…

- **#1** *in Collin County among independent banks*[1]
- **#2** *in Collin County among all banks*
- **#3** *among Dallas based banks in DFW*[2]

…in attractive Dallas markets

#1	Fastest growing metro in the U.S. (Census)
#1	Best places to live in America (Money Magazine)
#4	Best places to find a new job (Money Magazine)
#5	Largest metro for self-employment
#5	Lowest cost of doing business in the U.S.
#6	Largest concentration of tech workers in the U.S.

Dallas – Fort Worth MSA franchise


Median household income
$84,284
$50,825
$60,927
$55,551
Collin
Dallas
Tarrant
National
Frisco
McKinney
Allen
Flower Mound
Carrolton
Plano
Wylie
Coppell
Grapevine
Addison
Richardson
Euless
Weatherford
Fort Worth
Grand Prairie
Oak Cliff
Dallas

21 DFW companies in Fortune 500

Kimberly-Clark, AllianceData, Energy Future Holdings, ExxonMobil, American Airlines, HollyFrontier, Dr Pepper Snapple Group, at&t, Fluor, Celanese, Tenet Health, JCPenney, Texas Instruments, Commercial Metals Company, Energy Transfer, Dean, Pioneer Natural Resources, D.R. Horton, Southwest, Trinity Industries, Inc., GameStop

Source: Company Documents
[1] Based on deposit market share of banks headquartered in Texas
[2] Includes banks headquartered in the Dallas-Fort Worth-Arlington, TX MSA

LegacyTexas Financial Group, Inc.

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7 44% 6% 3% 4% 10% 2% 6% 10% 7% 7% 1% Employment by industry 10 largest employers in Collin Co. Collin County The fastest growing county in Texas Source: Bureau of Labor Statistics Note: Represents latest available data (i.e., data as of 2015Q1) Company # employees Industry 9,100 Technology 8,000 Financial services 6,500 Education 5,000 Education * 4,500 Financial services 4,500 Healthcare * 4,500 Technology 4,300 Telecommunications 4,300 Telecommunications ** 4,000 Manufacturing Source: collincountytx.gov; * Corporate or Regional Headquarters; ** April 28, 2014: Toyota announced it will consolidate its U.S. operations to a campus in Plano, with up to 4,000 employees by 2017 THIRD QUARTER 2015 – FRANCHISE HIGHLIGHTS Service-providing Goods-providing Construction Manufacturing Trade, transportation and utilities Information Financial activities Professional and business services Education and health services Leisure and hospitality Other services

8 ($ in millions except for per share data) Quarter ended September 30, 2014 June 30, 2015 September 30, 2015 Linked Q ∆ YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 2,489.1 $ 4,394.8 $ 4,688.8 6.7% 88.4% Total deposits 2,496.5 4,527.8 4,770.1 5.4% 91.1% Selected profitability data Net interest income $ 34.7 $ 59.8 $ 61.2 2.3% 76.5% NIM 3.80% 4.06% 4.00% -6bps 20bps Non-interest income 5.1 12.0 11.9 (0.9)% 134.3% Non-interest expense 22.8 36.9 37.8 2.5% 66.0% Net income 9.3 20.3 17.9 (11.6)% 92.2% Core net income2 10.0 20.1 17.8 (11.6)% 77.3% Basic EPS $0.24 $0.44 $0.39 (11.4)% 62.5% Core EPS2 $0.26 $0.44 $0.39 (11.4)% 50.0% Third quarter highlights Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ THIRD QUARTER 2015 – QUARTERLY HIGHLIGHTS

9 ($ in millions) Originated Loans Acquired from LegacyTexas Group, Inc. 2011Y 2012Y 2013Y 2014Y 2015 Q3 $1,228 $1,691 $2,050 $2,634 $3,686 $1,003 Robust commercially focused growth Source: Company Documents 1 Excludes Warehouse Purchase Program loans Gross loans held for investment at September 30, 2015, excluding Warehouse Purchase Program loans, grew $294.0 million, or 6.7%, from June 30, 2015, with $234.4 million of growth in commercial real estate and commercial and industrial loans. Excluding $1.00 billion of net growth resulting from loans acquired through the merger with LegacyTexas Group, Inc., gross loans held for investment, excluding Warehouse Purchase Program loans, increased by $1.20 billion, or 34.3%, from September 30, 2014. As of September 30, 20151CAGR 2011 - 2014 Commercial RE 29.3% C&I C&I (ex-energy) 122.9% 81.5% Total loans 29.0% Total Loans HFI1 Quarterly yield on loans: 5.02% THIRD QUARTER 2015 – BALANCE SHEET 43.4% 21.4% 9.2% 5.6% 18.8% 1.6% Commercial RE C&I (ex-energy) Energy C&D Consumer RE Other Consumer

10 Originated Deposits Acquired from LegacyTexas Group, Inc. Deposit Cost 2011Y 2012Y 2013Y 2014Y 2015 Q3 $1,963 $2,178 $2,265 $2,658 $3,140 $1,630 1.11% 0.54% 0.43% 0.34% 0.29% • Deposits increased by $242.3 million, or 5.4%, from June 30, 2015, with $52.1 million of growth in non- interest-bearing demand and $148.7 million of growth in savings and money market deposits. Excluding $1.63 billion of growth resulting from deposits acquired through the merger with LegacyTexas Group, Inc., deposits increased by $643.8 million, or 15.6%, from September 30, 2014. • Deposit cost of 29bps for Q3 2015, down from 1.11% in 2011 Core funded, low cost deposit base Source: Company Documents CAGR 2011 - 2014 Non-interest-bearing demand 32.7% Savings and MMDA 15.7% Total deposits 10.6% ($ in millions) Total Deposits Cost of deposits: 0.29% THIRD QUARTER 2015 – BALANCE SHEET As of September 30, 2015 23.8% 15.7% 41.6% 18.9% Non-interest bearing-demand Interest-bearing demand Savings and money market Time

11 Solid net interest income growth Source: Company Documents Net interest income and NIM R: 000 G: 048 B: 135 R: 000 G: 114 B: 206 R: 033 G: 039 B: 033 R: 111 G: 162 B: 135 R: 185 G: 151 B: 091 R: 091 G: 103 B: 112 • Net interest income for the third quarter of 2015 increased by $1.4 million, or 2.3%, from the linked quarter and $26.5 million, or 76.5%, from the third quarter of 2014. • The net interest margin for the third quarter of 2015 was 4.00%, a six basis point decrease from the second quarter of 2015 and a 20 basis point increase from the third quarter of 2014. Net interest margin excluding accretion of purchase accounting fair value adjustments on acquired loans was 3.88% for the quarter ended September 30, 2015, up two basis points from 3.86% for the quarter ended June 30, 2015. THIRD QUARTER 2015 – INCOME STATEMENT Net interest income ($mm) NIM 2012Y 2013Y 2014Y 2014 Q3 2015 Q3 $116 $118 $133 $35 $61 3.61% 3.71% 3.78% 3.80% 4.00%

12 Disciplined expense management THIRD QUARTER 2015 – INCOME STATEMENT Source: Company Documents Note: Core non-interest income and core non-interest expense exclude changes in the value of private equity funds, gains (losses) from securities transactions and fixed assets, goodwill impairment, merger and acquisition costs and one-time payroll costs. Efficiency ratio metrics exclude the aforementioned items, as well as gain (loss) on foreclosed assets and amortization of intangible assets. ($ in millions) Net interest income Core non-interest income Core non-interest expense Efficiency ratio 2012Y 2013Y 2014Y 2014 Q3 2015 Q3 $116 $118 $133 $35 $61 $27 $21 $21 $5 $12 $82 $88 $87 $22 $38 58.1% 63.4% 57.0% 54.2% 51.9% Core non-interest income decreased $70 thousand from the linked quarter and increased $6.7 million year-over-year. Core non-interest expense increased by $927 thousand from the second quarter of 2015 and by $16.2 million from the third quarter of 2014.

13 Strong asset quality Source: Company documents 1 Held for investment, excluding Warehouse Purchase Program loans NCOs / average loans HFI¹NPAs / loans HFI1 + OREO R: 000 G: 048 B: 135 R: 000 G: 114 B: 206 R: 033 G: 039 B: 033 R: 111 G: 162 B: 135 R: 185 G: 151 B: 091 R: 091 G: 103 B: 112 • Growth balanced with disciplined underwriting and risk management resulting in strong asset quality • All of the key credit quality ratios remained strong, with asset quality metrics continuing to compare favorably to industry THIRD QUARTER 2015 – ASSET QUALITY Data request: 2014 full year numbers for both NPAs / loans HFI + OREO and NCOs / average loans HFI 2012Y 2013Y 2014Y 2015 Q3 1.72% 1.10% 0.91% 1.51% 2012Y 2013Y 2014Y 2015 Q3 0.17% 0.10% 0.02% 0.18%

14 Strong capital position Source: Company documents 1 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve TCE / TA Tier 1 common risk-based¹ Tier 1 leverage¹ Strong capital position provides dry powder for robust organic growth THIRD QUARTER 2015 – CAPITAL 2011Y 2012Y 2013Y 2014Y 2015 Q3 12.7% 13.5% 14.7% 13.0% 9.1% 2011Y 2012Y 2013Y 2014Y 2015 Q3 24.4% 21.7% 18.2% 15.1% 10.0% 2011Y 2012Y 2013Y 2014Y 2015 Q3 12.6% 14.0% 15.7% 13.9% 9.8%

15 Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Robust loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management resulting in strong asset quality Capital ratios remain strong; provides dry powder for robust organic growth THIRD QUARTER 2015 – INVESTMENT HIGHLIGHTS

16 Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain strong asset quality Strategic capital deployment THIRD QUARTER 2015 – LOOKING AHEAD

17 Manifesto We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow. And since 1952, we’ve been doing whatever it takes to support them as they advance in business and in life. We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results. Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other. We are LegacyTexas. THIRD QUARTER 2015 – OUR VISION

Appendix

Supplemental Information – Non-GAAP Financial Measures (unaudited)

Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax):

	At or For the Quarters Ended				
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
	(Dollars in thousands, except per share amounts)				
GAAP net income available to common shareholders [1]	$17,768	$20,091	$16,186	$5,412	$9,215
Distributed and undistributed earnings to participating securities [1]	127	160	138	54	97
Merger and acquisition costs	–	5	1,004	5,765	772
One-time (gain) loss on assets	(130)	(142)	554	(45)	(58)
(Gain) loss on sale of available-for-sale securities	16	–	(137)	–	–
Core (non-GAAP) net income	**$17,781**	**$20,114**	**$17,745**	**$11,186**	**$10,026**
Average shares for basic earnings per share	45,862,840	45,760,232	45,824,812	38,051,511	37,971,790
GAAP basic earnings per share	$0.39	$0.44	$0.35	$0.14	$0.24
Core (non-GAAP) basic earnings per share	$0.39	$0.44	$0.39	$0.29	$0.26
Average shares for diluted earnings per share	46,188,461	46,031,267	46,002,821	38,275,814	38,203,508
GAAP diluted earnings per share	$0.38	$0.44	$0.35	$0.14	$0.24
Core (non-GAAP) diluted earnings per share	$0.38	$0.44	$0.39	$0.29	$0.26

	At or For the Years Ended				
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010
GAAP net income available to common shareholders [1]	$30,942	$31,294	$35,135	$26,205	$17,635
Distributed and undistributed earnings to participating securities [1]	336	394	106	123	164
Merger and acquisition costs	7,071	431	2,683	306	-
Costs relating to sale of VPM	-	-	84	-	-
One-time payroll and severance costs	234	436	777	-	-
One-time (gain) loss on assets	319	(574)	(1,353)	(497)	135
Goodwill impairment	-	-	532	176	-
(Gain) loss on sale of available-for-sale securities	-	115	(659)	(4,074)	-
Core (non-GAAP) net income	**$38,902**	**$32,096**	**$37,305**	**$22,239**	**$17,934**
Average shares for basic earnings per share	37,919,065	37,589,548	35,879,704	32,219,841	30,128,985
GAAP basic earnings per share	$0.82	$0.83	$0.98	$0.81	$0.59
Core (non-GAAP) basic earnings per share	$1.03	$0.85	$1.04	$0.69	$0.60
Average shares for diluted earnings per share	38,162,094	37,744,786	35,998,345	32,283,107	30,131,960
GAAP diluted earnings per share	$0.81	$0.83	$0.98	$0.81	$0.59
Core (non-GAAP) diluted earnings per share	$1.02	$0.85	$1.04	$0.69	$0.60

[1] Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B.

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LegacyTexas Financial Group, Inc.™

20 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarters Ended September 30, 2015 June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (Dollars in thousands, except per share amounts) Total shareholders' equity $792,637 $776,924 $761,059 $568,223 $564,127 Less: Goodwill (180,632) (180,632) (179,258) (29,650) (29,650) Less: Identifiable intangible assets, net (1,142) (1,280) (1,042) (813) (910) Total tangible shareholders' equity $610,863 $595,012 $580,759 $537,760 $533,567 Shares outstanding at end of period 47,640,193 47,619,493 47,602,721 40,014,851 40,006,941 Book value per share- GAAP $16.64 $16.32 $15.99 $14.20 $14.10 Tangible book value per share- Non-GAAP $12.82 $12.50 $12.20 $13.44 $13.34 Calculation of Tangible Equity to Tangible Assets: Total assets $6,878,843 $6,669,624 $6,510,951 $4,164,114 $3,950,524 Less: Goodwill (180,632) (180,632) (179,258) (29,650) (29,650) Less: Identifiable intangible assets, net (1,142) (1,280) (1,042) (813) (910) Total tangible assets $6,697,069 $6,487,712 $6,330,651 $4,133,651 $3,919,964 Equity to assets- GAAP 11.52% 11.65% 11.69% 13.65% 14.28% Tangible equity to tangible assets- Non-GAAP 9.12% 9.17% 9.17% 13.01% 13.61% Calculation of Tangible Book Value: At or For the Years Ended December 31, 2014 December 31, 2013 December 31, 2012 December 31, 2011 Total shareholders' equity $568,223 $544,460 $520,871 $406,309 Less: Goodwill (29,650) (29,650) (29,650) (818) Less: Identifiable intangible assets, net (813) (1,239) (1,653) (420) Total tangible shareholders' equity $537,760 $513,571 $489,568 $405,071 Shares outstanding at end of period 40,014,851 39,938,816 39,612,911 33,700,399 Book value per share- GAAP $14.20 $13.63 $13.15 $12.06 Tangible book value per share- Non-GAAP $13.44 $12.86 $12.36 $12.02 Calculation of Tangible Equity to Tangible Assets: Total assets $4,164,114 $3,525,232 $3,663,058 $3,180,578 Less: Goodwill (29,650) (29,650) (29,650) (818) Less: Identifiable intangible assets, net (813) (1,239) (1,653) (420) Total tangible assets $4,133,651 $3,494,343 $3,631,755 $3,179,340 Equity to assets- GAAP 13.65% 15.44% 14.22% 12.77% Tangible equity to tangible assets- Non-GAAP 13.01% 14.70% 13.48% 12.74%